TRUST FOR CREDIT UNIONS
(the “Trust”)

ULTRA-SHORT DURATION PORTFOLIO
SHORT DURATION PORTFOLIO
(together, the “Portfolios”)

TCU SHARES
INVESTOR SHARES

Supplement dated August 1, 2022 to the

Statement of Additional Information (“SAI”) dated December 31, 2021

Julie A. Renderos, the Chair of the Board of Trustees of the Trust, serves as an executive of Suncoast Federal Credit Union (“Suncoast”). Ms. Renderos is considered to be an “interested” Trustee (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) due to her status as an employee of a shareholder holding more than 25% of the voting securities of the Trust. Erin Mendez, the Vice Chair of the Trust, serves as the lead independent Trustee and is an “independent” Trustee (a Trustee who is not an “interested person,” as such term is defined in the 1940 Act, of the Trust). The Board of Trustees have determined that the Trust’s leadership structure is appropriate and that it allows the Trustees to effectively perform their oversight responsibilities. All references to Ms. Renderos as an “independent” Trustee in the SAI are revised to indicate that she is an “interested” Trustee.

Please retain this SAI supplement for your records.